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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2005
                                                          --------------

                       TERRA NOVA ACQUISITION CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-51200              98-0434371
----------------------------------   ------------------   ----------------------
  (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)              File Number)         Identification No.)

   2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada         M4W 3E2
---------------------------------------------------------------   --------------
         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (416) 644-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On April 22, 2005, Terra Nova Acquisition Corporation (the "Company")
consummated its initial public offering ("IPO") of 4,800,000 Units. On April 26,
2005, the Company consummated the closing of the 720,000 Units which were subject to the underwriters' over-allotment option. Each Unit sold in the IPO consisted of one share of common stock, $.0001 par value per share, and two warrants, each to purchase one share of the Company's common stock. The
5,520,000 Units sold in the IPO, including the 720,000 Units subject to the underwriters' over-allotment option, were sold at an offering price of $6.00 per
Unit, generating total gross proceeds of $33,120,000.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits:

                 Exhibit 99.1          Press release dated April 26, 2005

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2005            TERRA NOVA ACQUISITION CORPORATION

                                 By: /s/ Jesse Gill
                                     --------------
                                     Jesse Gill
                                     Vice President